Concentrations	12 Months Ended
Dec. 31, 2012
Concentrations [Abstract]
Concentrations

14. Concentrations

The credit risk for customer accounts is concentrated because the balances due from two of the Company's customers comprise approximately 86% of the total carrying amount of accounts receivable at December 31, 2012, and three customers comprise approximately 77% of the carrying amount of accounts receivable at December 31, 2011. In addition, two customers comprise approximately 42% and 44% of total revenue for the years ended December 31, 2012 and 2011, respectively.

The risk related to vendor accounts is concentrated because the balances due to three of the Company's vendors comprise approximately 62% and 54% of the total carrying amount of accounts payable at December 31, 2012 and 2011, respectively. In addition, two vendors comprise approximately 69% and 66% of total purchases for the years ended December 31, 2012 and 2011, respectively.